Acquisitions and Divestitures	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions and Divestitures
Acquisitions and Divestitures

Discontinued Operations.  In 2014, we reflected as discontinued operations certain non-core assets sold including domestic natural gas assets in our Arklatex and South Louisiana Wilcox areas and our Brazilian operations. We have classified the results of operations of these assets prior to their sale in 2014 as income (loss) from discontinued operations. Summarized operating results of our discontinued operations were as follows:

Quarter ended March 31, 2014
(in millions)
Operating revenues	$31

Operating expenses
Transportation costs	3
Lease operating expense	13
Depreciation, depletion and amortization	6
Impairment charges(1)	3
Other expense	5
Total operating expenses	30

Gain on sale of assets	13
Other income	3
Income from discontinued operations before income taxes	17
Income tax expense	—
Income from discontinued operations, net of tax	$17

(1)	During the quarter ended March 31, 2014, we recorded $3 million in impairment charges related to the sale of our Brazilian operations.

2.  Acquisitions and Divestitures

Acquisitions. On April 30, 2014, we acquired producing properties and undeveloped acreage in the Southern Midland Basin, of which 37,000 net acres are adjacent to our existing Wolfcamp Shale position, for an aggregate cash purchase price of approximately $152 million. The acquisition represented an approximate 25% expansion of our current Wolfcamp acreage.  The fair value of the business acquired was allocated to the underlying properties and no goodwill or bargain purchase was recorded.

On May 24, 2012, investment funds managed by Apollo (collectively, “the Apollo Funds”) and other investors acquired all of the equity of EP Energy Global LLC for approximately $7.2 billion. The Acquisition was funded with approximately $3.3 billion in equity contributions and the issuance of approximately $4.25 billion of debt. In conjunction with the Acquisition, a portion of the proceeds were also used to repay approximately $960 million outstanding under the predecessor’s revolving credit facility at that time. See Note 6 for additional discussion of debt.

The unaudited pro forma information below for the year ended December 31, 2012 has been derived from the historical consolidated financial statements and has been prepared as though the Acquisition occurred as of the beginning of January 1, 2012. The unaudited pro forma information does not purport to represent what our results of operations would have been if such transactions had occurred on such date.

Year ended December 31, 2012
(in millions)
Operating Revenues	$1,659
Net Income	143

In conjunction with the Acquisition, approximately $330 million in transaction, advisory, and other fees were incurred, of which $142 million were capitalized as debt issue costs and $15 million were capitalized as prepaid costs in other assets on our balance sheet. The remaining $173 million in fees were reflected in general and administrative expense in our consolidated income statement.  Additionally, during the successor period in 2012 we recorded approximately $48 million related to transition and restructuring costs, including severance charges totaling approximately $17 million ($4 million related to divested assets).  These amounts were included as general and administrative expenses in our consolidated income statement.

Discontinued Operations.  We have reflected as discontinued operations certain non-core assets sold including (i) certain domestic natural gas assets in our Arklatex area and those in our South Louisiana Wilcox areas sold in May 2014, (ii) domestic natural gas assets which closed in June 2013 (including CBM properties located in the Raton, Black Warrior and Arkoma basins; Arklatex conventional natural gas assets located in East Texas and North Louisiana, and legacy South Texas conventional natural gas assets) and (iii) our Brazilian operations which closed in August 2014.

We have reflected the domestic natural gas assets sold as discontinued operations in all successor periods and reflected our Brazilian operations as discontinued operations in all periods presented in these consolidated financial statements. For periods prior to the Acquisition, the predecessor applied the full cost method of accounting for oil and natural gas properties where capitalized costs were aggregated by country (e.g. U.S.); accordingly, these domestic assets sold did not qualify for and have not been reflected as discontinued operations in the predecessor financial statement periods.

Summarized operating results and financial position data of our discontinued operations were as follows:

	Successor			Predecessor
	Year ended December 31, 2014	Year ended December 31, 2013	March 23 (inception) to December 31, 2012	January 1 to May 24, 2012
			(in millions)
Operating revenues	$82	$361	$309	$46

Operating expenses
Natural gas purchases	—	19	23	—
Transportation costs	5	25	25	—
Lease operating expense	31	92	74	16
Depreciation, depletion and amortization	8	81	80	12
Impairment and ceiling test charges(1)	18	44	—	—
Other expense	17	53	58	20
Total operating expenses	79	314	260	48

Gain on sale of assets	2	468	—	—
Other income (expense)	4	(2)	3	(5)
Income (loss) from discontinued operations before income taxes	9	513	52	(7)
Income tax expense	2	6	2	2
Income (loss) from discontinued operations, net of tax	$7	$507	$50	$(9)

(1)

During the year ended December 31, 2014, we recorded $18 million in impairment charges to impair earnings subsequent to entering into a Quota Purchase Agreement to sell our Brazil operations.  During the year ended December 31, 2013, we recorded $44 million in impairment charges ($34 million to impair earnings subsequent to entering into the Quota Purchase Agreement and $10 million based on a comparison of the fair value of our Brazil operations to its underlying carrying value).

December 31, 2013
(in millions)
Assets of discontinued operations
Current assets	$37
Property, plant and equipment, net	246
Other non-current assets	10
Total assets of discontinued operations	$293
Liabilities of discontinued operations
Accounts payable	$50
Other current liabilities	10
Asset retirement obligations	60
Other non-current liabilities	5
Total liabilities of discontinued operations	$125

Other Divestitures.  In 2014, we closed the sale of certain non-core acreage in Eagle Ford in Atascosa County for approximately $28 million. No gain or loss on the sale was recorded. During 2013, we (i) received approximately $10 million from the sale of certain domestic oil and natural gas properties and (ii) sold our approximate 49% equity interest in Four Star Oil & Gas Company (Four Star) for proceeds of approximately $183 million. We did not record a gain or loss on the sale of these other domestic properties; however, in connection with entering into the sale of Four Star, we recorded a $20 million impairment in earnings from unconsolidated affiliates. See Note 9 for further discussion.

In 2012, we sold our interests in Egypt for approximately $22 million and sold oil and natural gas properties located in the Gulf of Mexico for a net purchase price of approximately $79 million. We did not record a gain or loss on any of these sales as the purchase price allocated to the assets sold was reflective of the estimated sales price of these properties and the relationship between capitalized costs and proved reserves was not altered.